Taxation	12 Months Ended
Dec. 31, 2015
Income Tax Disclosure [Abstract]
Taxation
Taxation
Income taxes consist of the following:

	Year Ended December 31,
(In US$ millions)	2015	2014	2013
Current tax expense:
United Kingdom	—	—	—
Foreign	72.6	43.5	42.4
Total current tax expense	72.6	43.5	42.4
Deferred tax (benefit) expense:
United Kingdom	—	—	—
Foreign	28.0	(8.7)	(9.2)
Total income tax expense	100.6	34.8	33.2

Seadrill Partners LLC is tax resident in the United Kingdom. The Company's controlled affiliates operate and earn income in several countries and are subject to the laws of taxation within those countries. Currently some of the Company's controlled affiliates formed in the Marshall Islands along with all those incorporated in the United Kingdom (none of whom presently own or operate rigs) are resident in the United Kingdom and are subject to U.K. tax. Subject to changes in the jurisdictions in which the Company's drilling units operate and/or are owned, differences in levels of income and changes in tax laws, the Company's effective income tax rate may vary substantially from one reporting period to another. The Company's effective income tax rate for each of the years ended on December 31, 2015, 2014 and 2013 differs from the U.K. statutory income tax rate as follows:

	2015	2014	2013
U.K. statutory income tax rate	20.3%	21.3%	23.3%
Non-U.K. taxes	(3.2)%	(11.3)%	(15.8)%
Effective income tax rate	17.1%	10.0%	7.5%

Deferred income taxes reflect the impact of temporary differences between the amount of assets and liabilities recognized for financial reporting purposes and such amounts recognized for tax purposes.
The net deferred tax assets consist of the following:

(In US$ millions)	2015	2014
Provisions	19.7	1.5
Net operating losses carry forward	10.7	14.8
Property, plant and equipment	—	3.0
Other	3.8	—
Gross deferred tax assets	34.2	19.3
Valuation allowance related to NOL	—	(0.9)
Net deferred tax asset	34.2	18.4
The net deferred tax liabilities consist of the following:

(In US$ millions)	2015	2014
Property, plant and equipment	42.6	—
Other	1.1	—
Gross deferred tax liabilities	43.7	—
Net deferred tax (liability) / asset	(9.5)	18.4

The deferred tax liability recognized during the year ended December 31, 2015 is due to a change in tax legislation in Nigeria which required a retrospective adjustment in 2015. The Nigerian tax regime has changed from a deemed profit percentage of revenue to an actual profit regime using 30% of net income impacting both the current and deferred income tax. As such a deferred tax liability arises on the difference between book value and the assumed tax write-down value of the West Capella, the Company's drilling unit operating in Nigeria. The deferred tax liability is expected to reverse in approximately 2020.

The Company did not have any deferred tax liabilities at December 31, 2014 and 2013.
The net deferred taxes are classified as follows:

(In US$ millions)	2015	2014
Long-term deferred tax asset	34.2	18.4
Long-term deferred tax liability	(43.7)	—
Net deferred tax (liability) / asset	(9.5)	18.4

As of December 31, 2015, deferred tax assets related to net operating loss ("NOL") carryforwards was $10.7 million, which can be used to offset future taxable income. NOL carry forwards, which were generated in various jurisdictions will expire, if not utilized, in 2033 and 2034. A valuation allowance of nil exists on the NOL carryforwards results where we do not expect to generate future taxable income.

In November 2015, the FASB issued ASU 2015-17, Income Taxes (Topic 740): Balance Sheet Classification of Deferred Taxes, to simplify the presentation of deferred income taxes in a classified statement of financial position. The update requires that deferred tax liabilities and assets be classified as non-current in a classified statement of financial position as opposed to the current requirement to separate these into current and non-current amounts. As permitted by ASU 2015-17, the Company early-adopted this standard effective December 31, 2015 and applied it retrospectively to all periods presented. As a result the Company has presented all deferred tax liabilities and assets, as well as any related valuation allowance, as non-current for all periods presented in this annual report. The adoption of this guidance did not have a material impact on Company's consolidated financial statements and related disclosures.

Uncertain tax positions

As of December 31, 2015, the Company had uncertain tax positions of $9.0 million which is included in other current liabilities on our consolidated balance sheet. The changes to our liabilities related to uncertain tax positions, including interest and penalties that we recognize as a component of income tax expense, were as follows:

(In US$ millions)	2015	2014	2013
Balance beginning of period	—	—	—
Increases as a result of positions taken in prior periods	—	—	—
Increases as a result of positions taken during the current period	9.0	—	—
Decreases as a result of positions taken in prior periods	—	—	—
Decreases as a result of positions taken in the current period	—	—	—
Balance end of period	9.0	—	—

As of December 31, 2015, if recognized, $9.0 million of our unrecognized tax benefits, including interest and penalties, would have a favorable impact on our effective tax rate.